UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 8, 2008

Furmanite Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	8K	74-1191271
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2435 N. Central Expressway, Richardson, Texas		75080
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	972-699-4000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

On August 8, 2008, Furmanite Corporation issued a press release reporting its financial results for the second quarter of 2008. A copy of the release is furnished as Exhibit 99.1 to this Current Report and is posted on the website at www.furmanite.com.

Item 9.01 Financial Statements and Exhibits.

On August 8, 2008, Furmanite Corporation issued a press release reporting its financial results for the second quarter of 2008. A copy of the release is furnished as Exhibit 99.1 to this Current Report and is posted on the website at www.furmanite.com.

The information set forth in this Item 2.02 and Item 9.01 are deemed to be furnished and shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Furmanite Corporation

August 8, 2008	By:	Howard C. Wadsworth

Name: Howard C. Wadsworth
Title: Sr. Vice President, CFO

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Exhibit Index

Exhibit No.	Description

99.1	News Release and Statements of Operations